UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6014

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2005

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Connecticut
Municipal Money
Market Fund, Inc.

SEMIANNUAL REPORT March 31, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Connecticut
Municipal Money Market Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Connecticut Municipal Money Market Fund, Inc. covers the six-month period from October 1, 2004, through March 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Rising energy prices, an improving labor market and robust economic growth appear to have rekindled investors' inflation concerns. As a result, the Federal Reserve Board's Federal Open Market Committee has continued to raise short-term interest rates, which ended the reporting period at 2.75% . Most analysts agree that further rate-hikes are likely as the Fed moves away from its aggressively accommodative monetary policy of the past several years.

While rising short-term rates tend to erode prices of higher-yielding longer-term bonds, they have helped tax-exempt money market funds generate higher current yields. As always, we urge our shareholders to diversify their investments among stocks, bonds and liquid investments such as money market funds. Your financial advisor can help you rebalance your portfolio in a way that allows you to potentially participate in the markets' longer-term returns, while providing a measure of protection from shorter-term volatility.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2005

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended March 31, 2005, the fund produced an annualized yield of 1.09% . Taking into account the effects of compounding, the fund also produced an annualized effective yield of 1.09% ..1

We attribute the fund's returns to rising short-term interest rates as the Federal Reserve Board (the "Fed") continued to move toward a less accommodative monetary policy in a recovering economy.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and Connecticut state personal income taxes.

In managing the fund, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Connecticut state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then-current higher yields, if higher yields materialize as a result of an increase in short-term supply.Yields tend to rise when there is an increase in new-issue supply competing for

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

investor interest. New securities, which are generally issued with maturities in the one-year range, may lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then-current yields for as long as we deem practical.At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the Fed already had begun to raise short-term interest rates from historically low levels. The Fed's "measured" increases of the overnight federal funds rate continued with hikes of 25 basis points at each of four meetings of the Fed's Federal Open Market Committee. By the reporting period's end, the federal funds rate stood at 2.75% .

The Fed's shift toward a more restrictive monetary policy was a response to a strengthening U.S. economy. Higher interest rates were intended to forestall a potential acceleration of inflation as evidenced by sharply higher energy prices and a gradual rise in the number of new jobs in the recovering economy. As interest rates rose during the reporting period, so did yields of money market instruments.

The fund also was influenced by an improving credit environment in Connecticut.The state enjoyed higher tax revenues in the recovering economy, which relieved some of the fiscal pressure it had experienced during the downturn.The state estimates that it will end the current fiscal year with a budget surplus, much of which Governor Rell has proposed to use in addressing the state's longer-term structural budget deficit. As a result, the supply of tax-exempt money market instruments from Connecticut issuers remained relatively low.

To attempt to capture higher yields than were offered by variable-rate demand notes on which yields are reset daily or weekly, we maintained the fund's weighted average maturity in a range we considered longer than industry averages.To achieve this position, we focused primarily on securities with maturities in the three- to six-month range. In our view, securities in this range represented more attractive values than very short-term, floating-rate securities. In addition, we found opportunities to add tax-exempt commercial paper from Connecticut's private educational institutions, such as Yale University.While we also identified a limited number of attractive values among newly issued municipal notes with longer maturities, shorter-term instruments generally enabled us to avoid locking in yields of one-year notes in the rising interest-rate environment.

By emphasizing shorter-term municipal bonds, notes and tax-exempt commercial paper, we continued to maintain a "laddered" portfolio of securities scheduled to mature at regular intervals.The fund's laddered portfolio is intended to help promote liquidity and guard against the possibility that a disproportionate amount of securities might mature during a time of unusually low reinvestment rates, and as rates increase we are able to reinvest at higher market yields.

What is the fund's current strategy?

We expect the Fed to continue raising short-term interest rates as long as the U.S. economy strengthens and inflationary pressures remain evident.Therefore, we have continued to maintain a laddered portfolio of money market instruments, emphasizing securities with maturities in the three- to six-month range. In our judgment, this strategy should enable the fund to capture higher yields as they become available.

April 15, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yield provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund's yield would have been lower.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Connecticut Municipal Money Market Fund, Inc. from October 1, 2004 to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2005

Expenses paid per $1,000 †	$ 3.25
Ending value (after expenses)	$1,005.40

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2005

Expenses paid per $1,000 †	$ 3.28
Ending value (after expenses)	$1,021.69

† Expenses are equal to the fund's annualized expense ratio of .65%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS March 31, 2005 (Unaudited)
	Principal
Tax Exempt Investments—103.3%	Amount ($)		Value ($)

Connecticut—103.2%
Town of Berlin, GO Notes 2.70%, 6/15/2005	570,000		571,156
Bethel, GO Notes, BAN:
3%, 5/3/2005	500,000		500,200
3.50%, 11/2/2005	1,055,000		1,063,779
Branford, GO Notes
4.50%, 5/15/2005 (Insured; FGIC)	100,000		100,377
State of Connecticut, GO Notes:
3%, 4/15/2005	505,000		505,336
4.70%, 6/15/2005	100,000		100,513
5.50%, 8/1/2005	500,000		505,729
6%, 10/01/2005	100,000		101,909
Refunding 5%, 4/15/2005	2,150,000		2,152,533
VRDN 2.30% (Liquidity Facility; Landesbank
Hessen-Thuringen Girozentrale)	11,550,000	[a]	11,550,000
Connecticut Clean Water Fund, Revenue
5.875%, 5/1/2005	300,000		301,067
Connecticut Development Authority, VRDN:
IDR:
(Energy Network Sina Project)
2.35% (LOC; Bank of America)	3,000,000	[a]	3,000,000
(Imperial Electric Assembly Project)
2.42% (LOC; Wachovia Bank)	1,695,000	[a]	1,695,000
(Lapham-Hickey Steel Corp.)
2.36% (LOC; Bank of Montreal)	1,500,000	[a]	1,500,000
Refunding (Capitol District Energy Project)
2.35% (LOC; Bank of America)	10,500,000	[a]	10,500,000
(SHW Inc. Project)
2.33% (LOC; Deutsche Bank)	5,600,000	[a]	5,600,000
PCR:
(Connecticut Light and Power Co. Project)
2.32% (Liquidity Facility; Merrill Lynch)	1,750,000	[a]	1,750,000
(Western Massachusetts Electric Co.)
2.32% (Liquidity Facility; Merrill Lynch)	3,800,000	[a]	3,800,000
Water Facility Revenue, Refunding
(Connecticut Water Co. Project):
2.30% (LOC; Citizens Bank of Rhode Island)	2,050,000	[a]	2,050,000
2.35% (LOC; Citizens Bank of Rhode Island)	1,250,000	[a]	1,250,000

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Health and Educational Facilities Authority:
College and University Revenue
VRDN (University of Hartford)
2.14% (LOC; Citizens Bank of Rhode Island)	6,900,000	[a]	6,900,000
Educational Revenue, CP 2.05%, 4/5/2005	1,600,000		1,600,000
Private Schools Revenue, VRDN:
(Kent School) 2.30% (Insured; MBIA and
Liquidity Facility; Bank of America)	1,100,000	[a]	1,100,000
(Taft School) 2.31% (LOC; Wachovia Bank)	6,500,000	[a]	6,500,000
(Westminster School) 2.30% (LOC; Bank of America)	6,290,000	[a]	6,290,000
Recreational Revenue, VRDN (Greater Hartford YMCA)
2.30% (Insured; AMBAC and Liquidity Facility;
Bank of America)	2,100,000	[a]	2,100,000
Revenue:
(Choate Rosemary Hall)
4.60%, 7/1/2005 (Insured; MBIA)	100,000		100,691
VRDN (Eastern Connecticut Health)
2.29% (LOC; Comerica Bank)	5,000,000	[a]	5,000,000
Connecticut Higher Education Supplemental Loan
Authority, Student Loan Revenue, Refunding:
1.70%, 11/15/2005 (Insured; MBIA)	110,000		109,628
2.50%, 11/15/2005 (Insured; MBIA)	1,000,000		1,001,200
Connecticut Housing Finance Authority, Revenue
VRDN:
2.33% (GIC; Rabobank Nederland and
Liquidity Facility; Merrill Lynch)	4,950,000	[a]	4,950,000
2.35% (Liquidity Facility; FHLMC)	8,481,000	[a]	8,481,000
Connecticut Special Tax Obligation
Transportation Infrastructure Program:
Fuel Sales Tax Revenue:
5.10%, 6/1/2005 (Insured; FGIC)	100,000		100,481
Refunding 4.80%, 10/1/2005 (Insured; FGIC)	100,000		101,000
Special Tax Revenue:
3%, 7/1/2005	1,315,000		1,318,250
Refunding 4%, 9/1/2005 (Insured; FGIC)	200,000		201,610
VRDN 2.27% (Insured; FGIC and Liquidity Facility;
Dexia Credit Locale)	4,830,000	[a]	4,830,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
City of Danbury, GO Notes 5.375%, 8/15/2005	250,000		252,839
Town of East Haven, GO Notes, BAN
2%, 4/26/2005	3,905,000		3,906,646
Town of Fairfield, GO Notes:
5%, 1/1/2006	200,000		203,722
Refunding 2%, 4/1/2005	170,000		170,000
Glastonbury, GO Notes, BAN
2.90%, 5/16/2005	320,000		320,335
Hamden, GO Notes, BAN
2.625%, 7/29/2005	10,080,000		10,110,659
Hartford, GO Notes 4.25%, 5/15/2005 (Insured; FGIC)	300,000		300,825
Ledyard, GO Notes, BAN 3.50%, 10/28/2005	3,223,000		3,246,853
Monroe, GO Notes 4%, 4/15/2005	200,000		200,196
New Britain, GO Notes, BAN 4%, 4/6/2006	2,000,000		2,024,180
Town of New Hartford, GO Notes, BAN
3%, 2/2/2006	1,500,000		1,508,375
New Haven, CP 2.02%, 4/11/2005 (LOC; Landesbank
Hessen-Thuringen Girozentrale)	2,630,000		2,630,000
Newington, GO Notes
3.25%, 5/15/2005 (Insured; MBIA)	435,000		435,872
Northeast Tax Exempt Bond Grantor Trust, Revenue
VRDN 2.42% (LOC; Bank of America)	3,630,000	[a]	3,630,000
Plymouth, GO Notes, BAN
3%, 10/6/2005	1,485,000		1,492,473
Regional School District Number 005, GO Notes
BAN 3.50%, 2/9/2006	1,190,000		1,202,000
Regional School District Number 010, GO Notes
BAN 3%, 8/15/2005	4,000,000		4,013,231
Regional School District Number 013, GO Notes
GAN 3.50%, 3/14/2006	800,000		807,413
Shelton, GO Notes, BAN 3.50%, 1/18/2006	315,000		317,954
Shelton Housing Authority, Revenue
VRDN (Crosby Commons Project)
2.32% (LOC; Wachovia Bank)	1,635,000	[a]	1,635,000

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

Connecticut (continued)
South Central Regional Water Authority
Water System Revenue:
4%, 8/1/2005 (Insured; MBIA)	735,000	739,729
Refunding 3%, 8/1/2005 (Insured; FSA)	100,000	100,297
Stonington, GO Notes, BAN
3%, 10/13/2005	2,000,000	2,012,589
Stratford, GO Notes
7%, 6/15/2005 (Insured; FGIC)	325,000	328,313
University of Connecticut, GO Notes
3.85%, 4/1/2005	100,000	100,000
Town of Wallingford, GO Notes, Refunding
5.40%, 6/1/2005	435,000	437,834
Waterbury, GO Notes
4%, 4/1/2006 (Insured; FSA)	175,000	177,567
Town of Watertown, GO Notes
5%, 4/1/2005 (Insured; MBIA)	275,000	275,000
West Haven, GO Notes, BAN
3.50%, 12/20/2005	3,000,000	3,026,517
Westbrook. GO Notes, BAN 3.50%, 10/15/2005	3,700,000	3,724,752
Wolcott, GO Notes, BAN
3%, 9/22/2005	3,140,000	3,158,161
U.S. Related—.1%
Commonwealth of Puerto Rico, Sales Tax Revenue
5%, 7/1/2005 (Insured; MBIA)	210,000	211,584

Total Investments (cost $151,982,204)	103.3%	151,982,375
Liabilities, Less Cash and Receivables	(3.3%)	(4,871,014)
Net Assets	100.0%	147,111,361

10

Summary of Abbreviations

AMBAC	American Municipal Bond	GAN	Grant Anticipation Notes
	Assurance Corporation	GIC	Guaranteed Investment Contract
BAN	Bond Anticipation Notes	GO	General Obligation
CP	Commercial Paper	IDR	Industrial Development Revenue
FGIC	Financial Guaranty Insurance	LOC	Letter of Credit
	Company	MBIA	Municipal Bond Investors Assurance
FHLMC	Federal Home Loan Mortgage		Insurance Corporation
	Corporation	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)†

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	65.2
AAA, AA, A [b]		Aaa, Aa, A [b]		AAA, AA, A [b]	7.4
Not Rated [c]		Not Rated [c]		Not Rated [c]	27.4
					100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	151,982,204	151,982,375
Interest receivable		862,397
Prepaid expenses		10,684
		152,855,456

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		67,445
Cash overdraft due to Custodian		937,848
Payable for investment securities purchased		4,124,180
Payable for shares of Common Stock redeemed		566,195
Accrued expenses		48,427
		5,744,095

Net Assets ($)		147,111,361

Composition of Net Assets ($):
Paid-in capital		147,126,092
Accumulated net realized gain (loss) on investments		(14,902)
Accumulated gross appreciation on investments		171

Net Assets ($)		147,111,361

Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		147,137,535
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

12

STATEMENT OF OPERATIONS Six Months Ended March 31, 2005 (Unaudited)
Investment Income ($):
Interest Income	1,255,740
Expenses:
Management fee—Note 2(a)	361,861
Shareholder servicing costs—Note 2(b)	61,053
Professional fees	23,187
Custodian fees	10,071
Directors' fees and expenses—Note 2(c)	7,639
Registration fees	6,164
Prospectus and shareholders' reports	6,155
Miscellaneous	7,137
Total Expenses	483,267
Less—reduction in management fee
due to undertaking—Note 2(a)	(14,645)
Net Expenses	468,622
Investment Income—Net	787,118

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	21
Net unrealized appreciation on investments	154
Net Realized and Unrealized Gain (Loss) on Investments	175
Net Increase in Net Assets Resulting from Operations	787,293

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2005	Year Ended
	(Unaudited)	September 30, 2004

Operations ($):
Investment income—net	787,118	722,142
Net realized gain (loss) on investments	21	(1,637)
Net unrealized appreciation on investments	154	17
Net Increase (Decrease) in Net Assets
Resulting from Operations	787,293	720,522

Dividends to Shareholders from ($):
Investment income—net	(787,118)	(722,142)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	95,304,886	217,904,038
Dividends reinvested	772,133	707,106
Cost of shares redeemed	(95,022,257)	(233,267,895)
Increase (Decrease) in Net Assets
from Capital StockTransactions	1,054,762	(14,656,751)
Total Increase (Decrease) in Net Assets	1,054,937	(14,658,371)

Net Assets ($):
Beginning of Period	146,056,424	160,714,795
End of Period	147,111,361	146,056,424

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
	March 31, 2005		Year Ended September 30,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.005	.005	.006	.010	.027	.031
Distributions:
Dividends from investment
income—net	(.005)	(.005)	(.006)	(.010)	(.027)	(.031)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.08[a]	.47	.57	.99	2.70	3.19

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67[a]	.64	.65	.65	.61	.68
Ratio of net expenses
to average net assets	.65[a]	.63	.64	.64	.61	.65
Ratio of net investment income
to average net assets	1.09[a]	.47	.58	1.00	2.60	3.15

Net Assets, end of period
($ x 1,000)	147,111	146,056	160,715	197,363	254,824	200,892

[a] Annualized. See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $14,923 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2004. If not applied, $573 of the carryover expires in fiscal 2007, $2,575 expires in fiscal 2008, $10,138 expires in fiscal 2011 and $1,637 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2004 were all tax exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At March 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2004 through March 31, 2005 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $14,645 during the period ended March 31, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

During the period ended March 31, 2005, the fund was charged $37,667 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2005, the fund was charged $18,728 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $62,872 and transfer agency per account fees $5,573, which are offset against an expense reimbursement currently in effect in the amount of $1,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

For More		Information

Dreyfus		Transfer Agent &
Connecticut Municipal		Dividend Disbursing Agent
Money Market Fund, Inc.
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor
The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0101SA0305

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The
Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the
Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the
Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,
New York	10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	June 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	June 1, 2005

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	June 1, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a 2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)